UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 17, 2025 (December 17, 2025)
Healthcare Realty Trust Incorporated
(Exact name of registrant as specified in its charter)

Maryland	001-35568	20-4738467
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3310 West End Avenue, Suite 700	Nashville,	Tennessee	37203	(615)	269-8175
(Address of Principal Executive Office and Zip Code)				(Registrant’s telephone number, including area code)

www.healthcarerealty.com
(Internet address)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	HR	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 17, 2025, Healthcare Realty Trust Incorporated (the “Company”) entered into separate equity distribution agreements (the “Equity Distribution Agreements”), each among the Company and Healthcare Realty Holdings, L.P., a Delaware limited partnership (the “OP”), on the one hand, and respectively each of (i) J.P. Morgan Securities LLC, (ii) BofA Securities, Inc., (iii) Barclays Capital Inc., (iv) BTIG, LLC, (v) Citigroup Global Markets Inc., (vi) Credit Agricole Securities (USA) Inc., (vii) Fifth Third Securities, Inc., (viii) Jefferies LLC, (ix) Mizuho Securities USA LLC, (x) Morgan Stanley & Co. LLC, (xi) MUFG Securities Americas Inc., (xii) RBC Capital Markets, LLC, (xiii) Regions Securities LLC, (xiv) Scotia Capital (USA) Inc., (xv) Truist Securities, Inc., and (xvi) Wells Fargo Securities, LLC. (collectively, the “sales agents”) and, together with Nomura Securities International, Inc. (acting through BTIG, LLC as its agent), and except in the case of Fifth Third Securities, Inc. and BTIG, LLC (collectively, the “forward sellers”) and each of the forward purchasers (as defined below), on the other hand, in connection with an offering of shares of the Company's Class A common stock (the “Shares”) from time to time having an aggregate offering price of up to $1,000,000,000 (the “Equity Offering Program”).

Concurrently with entry into the Equity Distribution Agreements, as a part of the Equity Offering Program, the Company also entered into separate master forward confirmations (the “Master Forward Confirmations”), each between the Company and the OP, on the one hand, and respectively each of (i) JPMorgan Chase Bank, National Association, (ii) Bank of America, N.A., (iii) Barclays Bank PLC, (iv) Citibank, N.A., (v) Crédit Agricole Corporate and Investment Bank, (vi) Jefferies LLC, (vii) Mizuho Markets Americas LLC, (viii) Morgan Stanley & Co. LLC, (ix) MUFG Securities EMEA plc, (x) Nomura Global Financial Products, Inc. (xi) Regions Securities LLC, (xii) Royal Bank of Canada, (xiii) The Bank of Nova Scotia, (xiv) Truist Bank, and (xv) Wells Fargo Bank, National Association (collectively, the “forward purchasers”), on the other hand, pursuant to which the Company also may enter into forward sale agreements under the Master Forward Confirmations. In connection therewith, the relevant forward purchaser will, at the Company's request, borrow from third parties and, through the relevant agent, sell a number of Shares equal to the number of Shares underlying the particular forward sale agreement.

Pursuant to the Equity Distribution Agreements, the Shares may be offered and sold through any of the sales agents in transactions that are deemed to be “at the market” offerings as defined in Rule 415 of the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange, as well as in privately negotiated transactions, which may include block trades. The Equity Distribution Agreements provide that each sales agent will be entitled to compensation of up to 2.00% of the gross proceeds of the Shares sold through such sales agent from time to time under the applicable Equity Distribution Agreement. In connection with each forward sale transaction, the Company will pay the relevant forward seller, in the form of a reduced initial forward sale price under the related forward sale agreement, up to 2.00% of the gross sales price of all borrowed shares of the Company's common stock sold during the applicable forward hedge selling period by it as a forward seller. The Company has no obligation to sell any of the Shares under the Equity Distribution Agreements, and may at any time suspend solicitation and offers under the Equity Distribution Agreements. The Equity Distribution Agreements are subject to other customary terms and conditions.

The Shares will be issued pursuant to the Company’s registration statement on Form S-3ASR (File No. 333-273784) (the "Registration Statement"). The Company filed a prospectus supplement, dated December 17, 2025, with the Securities and Exchange Commission (the "SEC") in connection with the offer and sale of the Shares.

The Company intends to use the net proceeds from the Equity Offering Program, including from the settlement of any forward sale agreements, for general corporate purposes including the acquisition, development, and redevelopment of healthcare facilities, including contributions to the OP in exchange for OP Units. Affiliates of J.P. Morgan Securities LLC, BofA Securities, Inc., Barclays Capital Inc., Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc., Fifth Third Securities, Inc., Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, Regions Securities LLC, Scotia Capital (USA) Inc., Truist Securities, Inc., and Wells Fargo Securities, LLC are lenders under the Company’s Fifth Amended and Restated Revolving Credit and Term Loan Agreement (the “Unsecured Credit Facility”). In addition, an affiliate of Wells Fargo Securities, LLC is the administrative agent under the Unsecured Credit Facility and affiliates of the sales agents are co-syndication agents, joint lead arrangers or co-documentation agents under the Unsecured Credit Facility. To the extent that proceeds from this offering are used to repay borrowings under the Unsecured Credit Facility, affiliates of J.P. Morgan Securities LLC, BofA Securities, Inc., Barclays Capital Inc., Citigroup Global

Markets Inc., Credit Agricole Securities (USA) Inc., Fifth Third Securities, Inc., Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, Regions Securities LLC, Scotia Capital (USA) Inc., Truist Securities, Inc., and Wells Fargo Securities, LLC may receive a portion of such proceeds.

The disclosure in this item is not an offer to sell, nor a solicitation of an offer to buy securities, nor shall there be any sales of these securities in any state or jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. An offering, if any, will be made solely by means of a prospectus supplement and an accompanying prospectus under the Registration Statement.

The foregoing description of the Equity Distribution Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of Equity Distribution Agreement, which is filed herewith as Exhibit 1.1, which is incorporated herein by reference. The foregoing description of the Master Forward Confirmations does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of Master Forward Confirmation, which is filed herewith as Exhibit 1.2, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

1.1	Equity Distribution Agreement, dated December 17, 2025, by and among, the Company, the OP, J.P. Morgan Securities LLC and JPMorgan Chase Bank, National Association.[1]
1.2	Master Forward Confirmation, dated December 17, 2025, by and among, the Company, the OP and JPMorgan Chase Bank, National Association.[2]
5	Opinion of Holland & Knight, LLP.
8	Opinion of Holland & Knight LLP as to certain tax matters.
23	Consent of Holland & Knight LLP (included in Exhibit 5 and Exhibit 8)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
_______________
1 The Company and the OP entered into Equity Distribution Agreements, December 17, 2025, which are substantially identical in all material respects to the Equity Distribution Agreement filed herewith as Exhibit 1.1, with each of BofA Securities, Inc., Barclays Capital Inc., BTIG, LLC, Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc., Fifth Third Securities, Inc., Jefferies LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, Regions Securities LLC, Scotia Capital (USA) Inc., Truist Securities, Inc., Wells Fargo Securities, LLC, Nomura Securities International, Inc. (acting through BTIG, LLC as its agent) and each of the Forward Purchasers. Omitted or differing details from such agreements include notice requirements, and, if applicable, additional representations and covenants related to special resolution regimes and resolution protocols, the termination of the Prior Sales Agreements and the inapplicability of the provisions related to the forwards under the agreements.

2 The Company and the OP entered into Master Forward Confirmations, December 17, 2025, which are substantially identical in all material respects to the Master Forward Confirmation filed herewith as Exhibit 1.2, with each of Bank of America, N.A., Barclays Bank PLC, Citibank, N.A., Crédit Agricole Corporate and Investment Bank, Jefferies LLC, Mizuho Markets Americas LLC, Morgan Stanley & Co. LLC, MUFG Securities EMEA plc, Nomura Global Financial Products, Inc., Regions Securities LLC, Royal Bank of Canada, The Bank of Nova Scotia, Truist Bank, and Wells Fargo Bank, National Association. Omitted or differing details from such agreements include forward purchaser-specific tax representations and notice requirements and, if applicable, additional representations and covenants relating to forward purchaser regulatory requirements such as the use of agents and roles of parties, Company acknowledgement of risk disclosure, differing special resolution regimes and resolution protocols, data protection and Company transaction reporting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Realty Trust Incorporated
Date: December 17, 2025	By:	/s/ Austen B. Helfrich
Name: Austen B. Helfrich
Title: Executive Vice President and Chief Financial Officer